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                                                                    EXHIBIT 99.2


                        CONVEYANCE OF PRODUCTION PAYMENT
                        --------------------------------

STATE OF TEXAS          (S)
                        (S)    KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF HENDERSON   (S)
AND VAN VAN ZANDT       (S)

     THAT CROSS TIMBERS OIL COMPANY, whose address is 810 Houston, Suite 2000, Fort Worth, Texas 76102 (herein called "Grantor") and EEX CORPORATION whose address is 2500 CityWest Blvd., Suite 1400, Houston, Texas 77042 (herein called "Grantee"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

                                I.  DEFINITIONS

     Unless another definition is expressly stated herein, the following terms, where used in this Conveyance of Production Payment ("Conveyance"), shall have the following meaning:

         1.  "Btu" means British thermal unit.

         2. "Conveyed Interest" shall have the meaning set forth in Article II below.

         3. "Oil and gas lease" or "lease" means any written instrument which gives Grantor the rights to drill for, produce and dispose of gas in, under, and from the lands described herein.

         4.  "MMBtu" means one million (1,000,000) Btu's.

         5. "Natural gas" or "gas" means any mixture of hydrocarbons or of hydrocarbons and noncombustible gases, in a gaseous state, including both gas well gas and casinghead gas, consisting essentially of methane.

         6. "Opelika Properties" means certain valid and subsisting oil and gas leases and/or oil and gas rights in, on and under the lands within the Opelika Field located in Henderson County, Texas, which are more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, insofar, and only insofar, as said lands fall within what is known as the Opelika Combined Unit Area of 11,478.308 acres, more or less.

         7. "Production Payment" means all right, title and interest in and to all natural gas produced (if, as and when produced) from the Recoverable Gas Reserves (defined below), free of any expense of exploration, drilling, development, operating, marketing and all other costs and expenses of any kind whatsoever, incidental to arising from or associated with the production and sale of such natural gas.

         8. "Recoverable Gas Reserves" means the volume of gas in place attributable


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     to Grantor's interests in the oil and gas leases and/or oil and gas rights in the Opelika Properties as determined from time to time by CTOC's independent petroleum consultant.

         9. "Well" means a well that produces gas that is produced by Grantor under this Conveyance.

                                II.  Conveyance

     Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Grantee, and Grantee hereby accepts, as a Production Payment, a volume of gas in the Recoverable Gas Reserves which contains thirty-six million (36,000,000) MMBtu (hereinafter referred to as the "Conveyed Interest"). The title to and ownership of the Conveyed Interest shall pass to and absolutely vest in Grantee on the date hereof; provided, however, Grantee shall not be entitled to take delivery of any gas attributable to the Conveyed Interest before January 1, 2002.

     TO HAVE AND TO HOLD said Conveyed Interest and all rights, titles, interests, estates, powers, privileges and remedies pertaining thereto and hereby granted, bargained, sold, conveyed, assigned, transferred, set over and delivered, or intended so to be, unto Grantee, its successors and assigns forever, subject to the terms and conditions set forth herein.

                            III. DELIVERY AGREEMENT

     The terms, covenants and conditions of that certain Delivery Agreement of even date herewith between Grantor and Grantee, are incorporated herein by this reference and made a part hereof.

                                 IV. WARRANTY

     This Conveyance is made without warranties or representations of any kind, all representations being expressly disclaimed, except that Grantor warrants and agrees to defend title to the Conveyed Interest against the claims and demands of all persons claiming the same or any part thereof by, through, or under Grantor, but not otherwise.

                                V. RESERVATIONS

     Grantor reserves and excepts from this Conveyance the following:

     1. All gas which Grantor may require for fuel for operation and development upon the Opelika Properties.

     2. All liquid hydrocarbons, oil or condensate, removed by Grantor by means of drips or conventional gas-liquid separators from the gas produced from the Opelika Properties prior to delivery to Grantee or Grantee's agent at the Delivery Point (as defined in Article II. of the Delivery Agreement).

     3. The right to process, or to cause the processing of, all gas delivered hereunder prior

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to delivery to Grantee at the Delivery Point, for the extraction of ethane, propane, butane, pentane and heavier hydrocarbons (together with so much methane as is necessarily removed in the employment of customary processes for the extraction of all such component and such gas as is required for fuel or is otherwise lost in such extraction process) reserving to Grantor all right, title, and interest to all such components extracted and to all gas used or otherwise lost in such extraction process. Grantor agrees, however, that gas delivered hereunder shall not by reason of any such extraction process be rendered incapable of meeting the quality specifications set forth in the Delivery Agreement.

     4. The right to operate Grantor's leases after the effective date hereof in such manner as Grantor, in Grantor's sole discretion, may deem advisable and, acting in good faith as a prudent operator, to drill new wells, repair or rework old wells, renew or extend, in whole or in part, any lease or unit subject to this Conveyance and abandon any well or surrender, release or terminate any lease not deemed by Grantor capable of producing gas in commercial quantities. In the event Grantor should elect to abandon any well or surrender, release, or terminate any lease on the Opelika Properties, Grantor shall provide Grantee with at least thirty (30) days prior written notice of such election, including the reasons therefor.

     5. The right, acting in good faith as a prudent operator, to pool, combine and unitize leases with other properties and to alter such pooling, combination or units, in which event this Conveyance will cover Grantor's allocated interest in such unitized production insofar as such interest is attributable to the oil and gas leases subject hereto.

                           IV. GOVERNMENT REGULATION

     This Conveyance and all provisions herein shall be subject to all applicable and valid statutes, rules, orders and regulations of any federal, state, or local governmental authority having jurisdiction over the parties, their facilities, or gas supply, this Conveyance or any provisions hereof.

                              VII.  MISCELLANEOUS

     1. The captions or headings preceding various parts of this Conveyance are inserted and included solely for convenience and shall never be considered or given any effect in construing this Conveyance or any part hereof in connection with the intend, duties, obligations or liabilities of the respective parties hereto.

     2. All of the covenants and agreements of the Grantor herein contained shall be deemed to be covenants running with Grantor's interest in the Conveyed Interest and the lands affected thereby. The provisions hereof shall extend to the parties hereto and their respective successors and assigns, but neither party shall assign any of its rights or obligations hereunder without the consent of the other party, which consent shall not be unreasonably withheld. No assignment by a party shall relieve such party of its obligations hereunder unless agreed to in writing by the other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Conveyance of Production Payment to be executed and delivered this 24th day of April, 1998, but effective as of January 1, 1998.

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                              GRANTOR:

                              Cross Timbers Oil Company



                              By: /s/ VAUGHN O. VENNERBERG, II
                                  ---------------------------------
                              Name:  Vaughn O. Vennerberg, II
                              Title: Senior Vice President - Land


                              GRANTEE:

                              EEX Corporation



                              By: /s/ LESLIE J. WYLIE
                                  ---------------------------------
                              Name:  Leslie J. Wylie
                              Title: Attorney-In-Fact

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                                ACKNOWLEDGMENTS
                                ---------------


STATE OF TEXAS                         (S)
                                       (S)
COUNTY OF DALLAS                       (S)

     This instrument was acknowledged before me, Notary Public, this 24th day of April, 1998, by Vaughn O. Vennerberg, II, Senior Vice President - Land of Cross Timbers Oil Company, a Delaware corporation, on behalf of the corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My commission expires:

Notary seal    MARK S. HOLT                         /s/ MARK S. HOLT
appears here   NOTARY PUBLIC                        ----------------------------
              STATE OF TEXAS                                       Notary Public
MY COMMISSION EXPIRES 09-01-99



STATE OF TEXAS                         (S)
                                       (S)
COUNTY OF DALLAS                       (S)

     This instrument was acknowledged before me, Notary Public, this 24/th/ day of April, 1998, by Leslie J. Wylie, Attorney-In-Fact for EEX Corporation., a Texas corporation, on behalf of the corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My commission expires

Notary seal    MARK S. HOLT                         /s/ MARK S. HOLT
appears here   NOTARY PUBLIC                        ----------------------------
              STATE OF TEXAS                                       Notary Public
MY COMMISSION EXPIRES 09-01-99

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